SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                January 10, 2006


                          THE PROCTER & GAMBLE COMPANY
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             (Exact name of registrant as specified in its charter)


    Ohio                          1-434                       31-0411980
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(State or other            (Commission File Number)           (IRS Employer
jurisdiction of                                               Identification
incorporation)                                                Number)

One Procter & Gamble Plaza, Cincinnati, Ohio                    45202
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code   (513) 983-1100
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ITEM 7.01  REGULATION FD DISCLOSURE

     On January 10, 2006, the Board of Directors of The Procter & Gamble Company (the "Company") declared a quarterly dividend of twenty-eight cents ($0.28) per share on the Common Stock and on the Series A and Series B ESOP Convertible Class A Preferred Stock of the Company, payable on or after February 15, 2006 to shareholders of record at the close of business on January 20, 2006. The Company is furnishing this 8-K pursuant to Item, 7.01, "Regulation FD Disclosure".


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE PROCTER & GAMBLE COMPANY


                                       /S/ SUSAN S. FELDER
                                       -------------------------------------
                                       Susan S. Felder, Assistant Secretary
                                       January 10, 2006


                                   EXHIBIT(S)

Exhibit 99 -- News Release by The Procter & Gamble Company
              dated January 10, 2006